CASH COLLATERAL AGREEMENT

         THIS CASH COLLATERAL AGREEMENT (as the same may be amended, supplemented or otherwise modified from time to time, the "Agreement") is made as of this 31st day of October, 1995 by and among CAMELBACK PLAZA DEVELOPMENT L.C., an Arizona limited liability company ("Borrower"), PERFORMANCE INDUSTRIES, INC., an Ohio corporation ("Pledgor"), and NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association ("Lender"), the successor-by-merger to Caliber Bank, an Arizona banking corporation ("Caliber").

                                R E C I T A L S:

         WHEREAS, Borrower and Caliber entered into that certain Retail Phase Construction Loan Agreement dated June 24, 1994, as amended by Amendment to Retail Phase Construction Loan Agreement, Retail Phase Promissory Note, and Retail Phase Deed of Trust dated September 21, 1994, recorded on September 26, 1994 as Instrument No. 94-0702377, Records of Maricopa County, Arizona, and Second Amendment to Retail Phase Construction Loan Agreement, Retail Phase Promissory Note, and Retail Phase Deed of Trust of even date herewith (as hereafter amended, modified, supplemented or restated from time to time, the "Retail Loan Agreement"), pursuant to which Caliber made a construction loan of up to $3,000,000.00 to Borrower (the "Retail Loan");

         WHEREAS, Borrower and Caliber entered into that certain Restaurant Phase Construction Loan Agreement dated as of June 24, 1994, as amended by, among others, Amendment to Restaurant Phase Construction Loan Agreement,
Restaurant Phase Promissory Note, and Restaurant Phase Deed of Trust dated September 21, 1994, recorded on September 26, 1994 as Instrument No. 94-0702378, Records of Maricopa County, Arizona, Second Amendment to Restaurant Phase Construction Loan Agreement dated April 26, 1995, Third Amendment to Restaurant Phase Construction Loan Agreement dated May 19, 1995, Fourth Amendment to Restaurant Phase Construction Loan Agreement dated June 19, 1995, Fifth Amendment to Restaurant Phase Construction Loan Agreement dated June 26, 1995, Sixth Amendment to Restaurant Phase Construction Loan Agreement dated July 24, 1995, Seventh Amendment to Restaurant Phase Construction Loan Agreement dated August 18, 1995, Eighth Amendment to Restaurant Phase Construction Loan Agreement dated August 30, 1995 and Ninth Amendment to Restaurant Phase Construction Loan Agreement dated September 26, 1995 and Tenth Amendment to Restaurant Phase Construction Loan Agreement, Restaurant Phase Promissory Note, and Restaurant Phase Deed of Trust of even date herewith (the "Restaurant Loan Agreement"), pursuant to which Caliber advanced $1,900,000 to Borrower (as hereafter amended, modified, supplemented or restated from time to time, the "Restaurant Loan"), which Restaurant Loan was placed in a reserve deposit account (the "Reserve Account") with Caliber and, simultaneously, Caliber issued an unconditional letter of credit (the "Original Letter of Credit") in favor of Hard Rock Cafe Investors, Ltd. XIV, a California limited partnership ("Tenant");

         WHEREAS, the Restaurant Loan is evidenced by the Loan Agreement and that certain Restaurant Phase Promissory Note dated June 24, 1994 from Borrower in favor of Caliber in the original amount of $1,900,000, as amended (the "Restaurant Note"), and is secured by, among others, that certain Restaurant Phase Leasehold Construction Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing dated June 24, 1994 from Borrower in favor of Caliber, recorded on July 8, 1994 as Instrument No. 94-0528680, Records of Maricopa County, Arizona, as amended by Amendment to Restaurant Phase Construction Loan Agreement, Restaurant Phase Promissory Note, and Restaurant Phase Deed of Trust dated September 21, 1994, recorded on September 26, 1994 as Instrument No. 94-0702378, Records of Maricopa County, Arizona (collectively, the "Restaurant Deed of Trust");

         WHEREAS, Lender succeeded to the interest of Caliber through the merger of Caliber with and into Lender;

         WHEREAS, the Original Letter of Credit expired on its own terms without any draws by Tenant thereunder, but, at the request of Borrower, Lender has subsequently advanced, in the aggregate, $1,288,575.88 to Hard Rock America (Phoenix) L.P., a Delaware limited partnership ("HRC"), the assignee of Tenant, from the Reserve Account (the "Prior Advances");

         WHEREAS, the remaining balance held in the Reserve Account, $611,424.12, shall be applied as a prepayment under the Restaurant Note (which may be readvanced pursuant to that certain Tri-Party Agreement dated October 31, 1995 among Borrower, Lender and HRC (the "Tri-Party Agreement")); and

         WHEREAS, in lieu of issuing a replacement letter of credit in favor of HRC in the amount of $611,424.12, Borrower, Pledgor, Lender and HRC executed and delivered the Tri- Party Agreement which provides for the disbursement by Lender, on behalf of Borrower, to HRC of $611,424.12 upon the terms and conditions contained therein;

         WHEREAS, Pledgor executed and delivered that certain Unconditional Guarantee of Payment dated June 24, 1994 in favor of Lender (the "Guarantee");

         WHEREAS, Pledgor has, or will, benefit directly or indirectly from the making of the Retail Loan, the Restaurant Loan, the Prior Advances and any disbursements under the Tri-Party Agreement;

         WHEREAS, it is a condition precedent to the effectiveness of the Tenth Amendment to the Restaurant Phase Construction Loan Agreement Construction, Restaurant Phase Promissory Note and Restaurant Phase Leasehold Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing (the "Tenth Amendment") and the Second Amendment to the Retail Phase Construction Loan Agreement Construction, Retail Phase Promissory Note and Retail Phase Leasehold Deed of Trust and Security Agreement with Assignment of Rents and Fixture

Filing (the "Second Amendment") that Borrower and Pledgor execute and deliver this Agreement to Lender;

         NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS, the recitals above and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Pledgor and Lender, intending to be legally bound, agree as follows:

         1. Definitions. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Retail Loan Agreement or the Restaurant Loan Agreement.

         2. Establishment of Cash Collateral Account. Borrower, Pledgor and Lender agree that concurrently with the execution and delivery of this Agreement, there is established and shall be maintained at Norwest Bank Arizona, an interest-bearing cash collateral account with account number 3000507868 in the name of Lender and designated as the "Camelback Plaza Collateral Account" (the "Cash Collateral Account") in which Pledgor or Borrower has, or shall, deposit $1,000,000 (the "Pledged Funds"). From time to time Lender may establish additional interest-bearing cash collateral accounts for the receipt of Pledged Funds, which accounts shall be deemed to be included within the Cash Collateral Account and shall be subject to the terms and conditions hereof.

         3. Grant of Security Interest. As collateral security for the prompt and complete payment when due of all the obligations of Borrower and Pledgor to Lender under the Retail Loan and the Restaurant Loan and all other obligations and liabilities of Borrower and Pledgor to Lender, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, arising under, out of, or in connection with, the Retail Loan, the Tri-Party Agreement, the Guarantee, this Agreement and all other documents evidencing, securing or otherwise relating to the Retail Loan or the Restaurant Loan (collectively, the "Loan Documents"), Pledgor does hereby grant, bargain, sell, assign, pledge, transfer and set over unto the Lender, and its successors and assigns, all of Pledgor's right, title and interest in and to any Pledged Funds now or hereafter held or deposited in the Cash Collateral Account.

         4.       Terms and Conditions.

                  a. The Cash Collateral Account and all amounts deposited therein shall be held in the sole dominion and control of Lender and shall be administered by Lender as a collateral account for the benefit of Lender, and neither Borrower nor Pledgor shall have any rights or powers with respect to, or control over, the Cash Collateral Account or any part thereof. Pledgor's sole right with respect to the Pledged Funds shall be as provided herein.

                  b. Prior to the occurrence of an Event of Default, the Pledged Funds shall be applied by Lender for the purposes provided in, and pursuant to, this Agreement and Lender shall make withdrawals from the Cash Collateral Account in connection with such application of Pledged Funds. From and after the occurrence and during the continuation of an Event of

Default, Lender may continue to withdraw and apply the Pledged Funds as if no Event of Default has occurred and is continuing or, in the sole and absolute discretion of Lender, Lender may apply the Pledged Funds to the Obligations in the following order: (i) all outstanding costs, expenses, fees and late charges due to Lender, (ii) interest at the rate or rates specified in the Loan Documents and (iii) the principal amount of the Obligations. All interest and other amounts from time to time accrued and paid on the Pledged Funds (i) shall be paid to Pledgor so long as no Event of Default has occurred and is continuing, or (ii) if the conditions set forth in clause (i) of this sentence are not satisfied, shall be retained in the Cash Collateral Account and shall be applied in accordance with this Agreement.

                  c. Lender shall have, with respect to the Pledged Funds, all rights and remedies of a secured party under Article 9 of the Arizona Uniform Commercial Code and other applicable laws.

         5. Release of Pledged Funds. Provided that no Event of Default has occurred and is continuing, Lender shall release the Pledged Funds from the Collateral Account upon receipt of the following:

                  a. Upon execution and delivery of this Agreement and any documents and instruments to be delivered concurrently herewith, Lender shall release, for the account of Borrower from the Collateral Account, $100,000 to be directly applied by Lender, first, to the commitment fee of $61,250 for the Mini-Perm Loan; second, to Lender's attorneys' fees and costs in the approximate amount of $30,000, and the remainder, if any, to accrued and unpaid interest under the Loans.

                  b. Upon Lender's receipt of the executed Ground Lessor Estoppel Certificate and Agreement and a copy of the fully executed arbitration agreement between Borrower and Ground Lessor with respect to the sidewalk easement, in form and substance reasonably satisfactory to Lender, and Lender's receipt of evidence satisfactory to Lender that Borrower or Pledgor has paid $66,667 or more to Balducci's for tenant improvements to the property securing the Retail Loan, together with invoices or other evidence satisfactory to Lender showing that such tenant improvements were purchased and/or installed into the property securing the Retail Loan and evidence that the cost of such tenant improvements have been fully paid, Lender shall release to Pledgor from the Collateral Account the actual amount paid by Borrower or Pledgor to Balducci's for such tenant improvements, but not to exceed the lesser of (i) $66,667 and
(ii) the remaining Pledged Funds then held in the Collateral Account.

                  c. Upon satisfaction of the conditions in Section 5.b. above and Lender's receipt of evidence satisfactory to Lender that Borrower or Pledgor has paid $133,333 or more to Balducci's for tenant improvements to the property securing the Retail Loan, together with invoices or other evidence satisfactory to Lender showing that such tenant improvements were purchased and/or installed into the property securing the Retail Loan and evidence that the cost of such tenant improvements have been fully paid, Lender shall release to Pledgor from the Collateral Account the actual amount paid by Borrower or Pledgor to Balducci's for such tenant improvements less the amount released to Pledgor from the Collateral Account pursuant to clause b. above, but not to exceed the lesser of (i) $66,667 and
(ii) the remaining Pledged Funds then held in the Collateral Account.

                  d. Upon satisfaction of the conditions in Section 5.b. above and Lender's receipt of evidence satisfactory to Lender that Borrower or Pledgor has paid $220,000 or more to Balducci's for tenant improvements to the property securing the Retail Loan, together with invoices or other evidence satisfactory to Lender showing that such tenant improvements were purchased and/or installed into the property securing the Retail Loan and evidence that the cost of such tenant improvements have been fully paid, Lender shall release to Pledgor from the Collateral Account the actual amount paid by Borrower or Pledgor to Balducci's for such tenant improvements less the amounts released to Pledgor from the Collateral Account pursuant to clauses b. and c. above, but not to exceed the lesser of (i) $86,666 and (ii) the remaining Pledged Funds then held in the Collateral Account.

                  e. On or before ten (10) business days after satisfaction of the conditions in Section 5.b. above, receipt of final certificates of occupancy for all building shells and tenant improvements for the Property and receipt of operating statements for the Project and a Debt Retirement Coverage Certificate in the form attached hereto as Exhibit "A" and incorporated herein by this reference (the "Debt Retirement Coverage Certificate"), certified as true, correct and complete by the chief financial officer or President of the managing member of Borrower, together with such additional information as Lender shall request, for any three-month period ending no earlier than the end of the third full calendar month of operation of HRC, demonstrating that the real property and improvements located at or about 26th Street and Camelback Road and including, HRC, Just For Feet, Sound Warehouse and Balducci's (collectively, the "Project"), has achieved a "Debt Retirement Coverage Ratio" of 1.5:1.0, in the aggregate, Lender shall release to Pledgor from the Collateral Account $90,000, and, thereafter, on or before ten (10) business days after receipt of operating statements for the Project and a Debt Retirement Coverage Certificate, certified as true, correct and complete by the chief financial officer or President of the managing member of Borrower, together with such additional information as Lender shall request, for three (3) subsequent months (whether or not consecutive) demonstrating that the Project has achieved a "Debt Retirement Coverage Ratio" of 1.5:1.0 individually for such month, Lender shall release to Pledgor from the Collateral Account $30,000 per month, but in no event more than $90,000 in the aggregate or more than the remaining Pledged Funds then held in the Collateral Account.

                  f. On or before ten (10) business days after satisfaction of the conditions in Section 5.b. above, receipt of final certificates of occupancy for all building shells and tenant improvements for the Property and receipt of operating statements for the Project and a Debt Retirement Coverage Certificate substantiating the below-referenced "Debt Retirement Coverage Ratio", certified as true, correct and complete by the chief financial officer or President of the managing member of Borrower, together with such additional information as Lender shall request, for the six-month period ending upon the latest of (i) October 31, 1996, (ii) the end of the sixth full month after Balducci's commences payment of rent and additional rent at the lease rate, or (iii) the end of the sixth full month after the Project demonstrates a "Debt Retirement Coverage
Ratio" of 1.3:1.0 for each of six (6) consecutive months, Lender shall release to

Pledgor from the Collateral Account the lesser of (X) $500,000 or (Y) the remainder of the Pledged Funds held in the Collateral Account.

For purposes of this Agreement, the following terms shall have the following meanings:

                  The term "Debt Retirement Coverage Ratio" shall mean the ratio of "Net Operating Income" (as hereinafter defined) for each month to the actual monthly scheduled principal and interest payments due under the Retail Loan Documents and the Restaurant Loan Documents, but in no event less than $45,000, and, after December 31, 1995, the actual monthly scheduled principal and interest payments due under the Mini-Perm Loan Documents.

                  The term "Net Operating Income" shall mean the amount by which Gross Rental Income (as hereinafter defined) exceeds Expenses (as hereinafter defined).

                  The term "Gross Rental Income" shall mean the total of all rentals, additional rentals, reimbursements, expense, income, interest and other monies directly or indirectly received by or on behalf of or credited to Borrower from any person or entity with respect to Borrower's ownership, use, development, operation, leasing, franchising, marketing or licensing of the Property, including, without limitation, price index increases and other rental adjustments to leases, but, for purposes of subsection f. above, specifically excluding any percentage rent income, and for both subsections e. and f., specifically excluding gain on the sale of assets and extraordinary income. All rentals, sums or other considerations which are to be included in Gross Rental Income shall be computed on a cash accounting basis and shall include for each month all amounts actually received in such month which are attributable to a charge arising in such month. Gross Income shall exclude any prepaid rent or prepaid expense reimbursements.

                  The term "Expenses" shall mean the sum of all expenses accrued or paid by or on behalf of Borrower in connection with or related to the ownership, development, operation and maintenance of the Property, including, without limitation,
                  (i) the amount of any taxes and assessments imposed on the Property required to be paid by Borrower; (ii) all amounts paid on account of insurance premiums for insurance carried in connection with the Property, provided that if insurance on the Property is maintained as part of a blanket policy covering the Property and other properties, the insurance premium included in this subparagraph shall be the premium fairly allocable to the Property; (iii) all operating expenses for the management, operation, cleaning, leasing, marketing, maintenance  and repair of the Property,  properly  chargeable against income according to generally accepted accounting practice, including wages and payroll costs, management company fees, outside accounting fees for preparation of tax returns, attorneys' fees incurred in connection with leasing the Property or resolving tenant disputes, advertising costs, utility and heating charges, material costs, maintenance costs, costs of services, water and sewer charges, and license fees and business taxes; (iv) leasing commissions; (v) ground lease rental payments and any other payments required under the terms of any ground lease in respect of the Property; and
                  (vi) a reserve for replacements or improvements of a capital nature equivalent to $0.40 per gross square foot of the Project per year, but in no event less than $20,000 per year. Expenses shall not include any allocation or allowance for depreciation or amortization. Expenses shall be calculated on a cash accounting basis with the exception of property taxes, insurance, replacement reserves, operating expenses payable on other than a monthly basis, and ground lease payments, all of which shall be calculated on an annual accrual basis and expensed as if paid in equal monthly installments. Expenses that are payable monthly shall be deemed paid on the date due, notwithstanding the actual date of payment.

         6. Further Assurances. Borrower or Pledgor will, at any time and from time to time, execute and deliver such further documents and do such further acts as shall be required by law or be reasonably requested by Lender to confirm or further assure the interest of Lender hereunder.

         7. No Liability for Lawful Actions. Neither Lender nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by any of them under or in connection with this Agreement (except for gross negligence or willful misconduct).

         8. Notices. All notices, requests, demands or other communications to or upon the parties hereto shall be deemed to have been given or made when mailed, delivered or transmitted in accordance with the requirements of Section
9.5 of the Restaurant Loan Agreement.

         9. No Failure, etc. No failure to exercise and no delay in exercising on the part of Lender of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

         10. Waiver; Amendments. None of the terms and provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing executed by the parties hereto.

         11. Representations and Warranties; Covenants.

                  a. Pledgor hereby represents and warrants to Lender, effective upon the date hereof and each deposit of Pledged Funds to the Cash Collateral Account, that:

                  (1) No filing, recordation, registration or declaration with or notice to any person or entity is required in connection with the execution, delivery and performance of this Agreement by Pledgor or in order to preserve or perfect the first priority lien and charge intended to be created hereunder in the Pledged Funds.

                  (2) Except for the security interest granted to Lender pursuant to this Agreement, Pledgor is the sole owner of the Pledged Funds, having good and marketable title thereto, free and clear of any and all mortgages, liens, security interests, encumbrances, claims or rights of others.

                  (3) No security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Pledged Funds is on file or of record in any public office, except such as may have been filed by Pledgor in favor of Lender.

                  (4) This Agreement constitutes a valid and continuing first lien on and first security interest in the Pledged Funds in favor of Lender, prior to all other liens, encumbrances, security interests and rights of others, and is enforceable as such as against creditors of and purchasers from Pledgor.

                  b. Without the prior written consent of Lender, Pledgor hereby covenants and agrees that it will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Funds, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Funds, or any interest therein, except for the security interest provided for by this Agreement.

                  c. Pledgor hereby covenants and agrees that it will defend Lender's right, title and security interest in and to the Pledged Funds against the claims and demands of all persons whomsoever except to the extent which arise out of the willful misconduct or gross negligence of Lender.

         12. Lender's  Expenses and Liabilities.  Borrower and Pledgor shall pay
all  costs  and  out-of-pocket   expenses  of  Lender  in  connection  with  the
maintenance and operation of the Cash

Collateral Account. Borrower and Pledgor also agree to pay all costs of Lender, including, without limitation, reasonable attorneys' fees, incurred with respect to the enforcement of Lender's rights hereunder.

         13. ARBITRATION. EXCEPT FOR "CORE PROCEEDINGS" UNDER THE UNITED STATES BANKRUPTCY CODE, THE PARTIES AGREE TO SUBMIT TO BINDING ARBITRATION ALL CLAIMS, DISPUTES AND CONTROVERSIES BETWEEN OR AMONG THEM, WHETHER IN TORT, CONTRACT OR OTHERWISE (AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, AND OTHER AGENTS) ARISING OUT OF OR RELATING TO IN ANY WAY THIS AGREEMENT. ANY ARBITRATION PROCEEDING WILL (A) PROCEED IN PHOENIX, ARIZONA; (B) BE GOVERNED BY THE FEDERAL ARBITRATION ACT (TITLE 9 OF THE UNITED STATES CODE); AND (C) BE CONDUCTED IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). THIS ARBITRATION REQUIREMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO (I) FORECLOSE AGAINST REAL OR PERSONAL PROPERTY COLLATERAL; (II) EXERCISE SELF- HELP REMEDIES RELATING TO COLLATERAL OR PROCEEDS OF COLLATERAL SUCH AS SETOFF OR REPOSSESSION; OR (III) OBTAIN PROVISIONAL ANCILLARY REMEDIES SUCH AS REPLEVIN, INJUNCTIVE RELIEF, ATTACHMENT OR THE APPOINTMENT OF A RECEIVER, BEFORE, DURING OR AFTER THE PENDENCY OR ANY ARBITRATION PROCEEDING. THIS EXCLUSION DOES NOT CONSTITUTE A WAIVER OF THE RIGHT OR OBLIGATION OF ANY PARTY TO SUBMIT ANY DISPUTE TO ARBITRATION, INCLUDING THOSE ARISING FROM THE EXERCISE OF THE ACTIONS DETAILED IN CLAUSES (I), (II) AND (III) ABOVE. ANY ARBITRATION PROCEEDING WILL BE BEFORE A SINGLE ARBITRATOR SELECTED ACCORDING TO THE COMMERCIAL ARBITRATION RULES OF THE AAA. THE ARBITRATOR WILL BE A NEUTRAL ATTORNEY WHO HAS PRACTICED IN THE AREA OF COMMERCIAL LAW FOR A MINIMUM OF TEN YEARS. THE ARBITRATOR WILL DETERMINE WHETHER OR NOT AN ISSUE IS ARBITRABLE AND WILL GIVE EFFECT TO THE STATUTES OF LIMITATION IN DETERMINING ANY CLAIM. JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. IN ANY ARBITRATION PROCEEDING, THE ARBITRATOR WILL DECIDE (BY DOCUMENTS ONLY OR WITH A HEARING AT THE ARBITRATOR'S DISCRETION) ANY PRE-HEARING MOTIONS WHICH ARE SIMILAR TO MOTIONS TO DISMISS FOR FAILURE TO STATE A CLAIM OR MOTIONS FOR SUMMARY ADJUDICATION. IN ANY ARBITRATION PROCEEDING DISCOVERY WILL BE PERMITTED AND WILL BE GOVERNED BY THE ARIZONA RULES OF CIVIL PROCEDURE. ALL DISCOVERY MUST BE COMPLETED NO LATER THAN 20 DAYS BEFORE THE HEARING DATE AND WITHIN 180 DAYS OF THE COMMENCEMENT OF ARBITRATION PROCEEDINGS. ANY REQUESTS FOR AN EXTENSION OF THE DISCOVERY PERIODS, OR ANY DISCOVERY DISPUTES, WILL BE SUBJECT TO FINAL DETERMINATION BY THE ARBITRATOR UPON A

SHOWING THAT THE REQUEST FOR DISCOVERY IS ESSENTIAL FOR THE PARTY'S PRESENTATION AND THAT NO ALTERNATIVE MEANS FOR OBTAINING INFORMATION IN AVAILABLE. THE ARBITRATOR SHALL AWARD COSTS AND EXPENSES OF THE ARBITRATION PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT. EXCEPT AS OTHERWISE PROVIDED HEREIN, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA, WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES.


               -------               -------               -------
               INITIAL               INITIAL               INITIAL

         14. WAIVER OF RIGHT TO JURY TRIAL. IN THE EVENT THAT ANY PARTY EXERCISES ITS RIGHTS TO JUDICIALLY FORECLOSE UPON REAL OR PERSONAL PROPERTY COLLATERAL OR SEEK PROVISIONAL ANCILLARY REMEDIES SUCH AS REPLEVIN, INJUNCTIVE RELIEF, ATTACHMENT OR THE APPOINTMENT OF A RECEIVER, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.



               -------               -------               -------
               INITIAL               INITIAL               INITIAL

         15. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         16. Successors and Assigns. This Agreement and all obligations of Borrower and Pledgor hereunder shall be binding upon the successors or assigns of Borrower and Pledgor, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender and its successors and assigns.

         17. Termination. This Agreement shall terminate and, upon request of Pledgor, all monies (if any) remaining in the Cash Collateral Account shall be returned to Pledgor upon the earlier of the following to occur: (i) all amounts payable to Lender under the Loan Documents have been paid in full and Lender has no further obligation to make any loans or advances to Borrower or HRC pursuant to the Loan Documents, including, without limitation, the Tri-Party Agreement, or (ii) all Pledged Funds held in the Collateral Account have been released to Pledgor and neither Borrower nor Pledgor has any further obligations or liabilities under this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed or caused this instrument to be duly executed and delivered as of the date first above written.



                                          LENDER:

                                          NORWEST BANK ARIZONA, NATIONAL
                                          ASSOCIATION, a national banking
                                          association


                                          By:  /S/ Timothy J. Stouffer
                                          ----------------------------
                                          Name:  Timothy J. Stouffer
                                          ----------------------------
                                          Title:   Vice President
                                          ----------------------------



                                          BORROWER:

                                          CAMELBACK PLAZA DEVELOPMENT L.C.,
                                          an Arizona limited liability company

                                          By:      Performance Camelback
                                                   Development Corp., an Arizona
                                                   corporation
                                                   Managing Member

                                                   By:  /s/ James W. Brown
                                                   -----------------------
                                                   Name:  James W. Brown
                                                   -----------------------
                                                   Title:   Secretary
                                                   -----------------------


                                          PLEDGOR:

                                          PERFORMANCE INDUSTRIES, INC., an
                                          Arizona corporation


                                          By: /s/ James W. Brown
                                          ----------------------
                                          Name:  James W. Brown
                                          -----------------------
                                          Title:   Treasurer
                                          -----------------------

                                  EXHIBIT "A"

                      DEBT RETIREMENT COVERAGE CERTIFICATE

          RENTS                                                       MONTH/DAY

     Tenants
     -------
Just For Feet
     16,292 sq. ft.                                                   ----------
Sound Warehouse (Blockbuster)
     14,925 sq. ft.                                                   ----------
Restaurant of America (Balducci's)
     6,500 sq. ft.                                                    ----------
Kelly's Specialty Group, Inc.
     960 sq. ft.                                                      ----------
Other
         sq.ft.                                                       ----------
Hard Rock Cafe/Base Rent
     8,500 sq. ft.                                                    ----------
Hard Rock Cafe/Percentage Rent
                                                                      ----------
TOTAL GROSS RENTAL INCOME
                                                                      ==========


(Less)    EXPENSES

Common Area Maintenance Expense
  (Amounts due in excess of reimbursement actually received)          ----------
Real Estate Taxes
  (Assume payable monthly)                                            ----------
Insurance
  (Assume payable monthly)                                            ----------
Operating Expenses
               (Attach schedule showing itemization)                  ----------
Ground Lease
  (Assume payable monthly)                                            ----------
Replacement Reserves
  (The greater of $0.40 per gross sq. ft. or $1,666.67)               ----------

TOTAL EXPENXES
                                                                      ==========
NET OPERATING INCOME
                                                                      ==========
DEBT SERVICE REQUIREMENT
  (Use $45M through 12/31/95 and actual P&I payment on
   Mini-Perm after 1/1/96)                                            ==========

DEBT RETIREMENT COVERAGE RATIO
  (Net Operating Income/Debt Service Requirement)                     ----------

DEBT RETIREMENT COVERAGE RATIO (Without Percentage Rent)
  (Net Operating Income-Percentage Rent/Debt Service
   Requirement)                                                       ----------